EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AutoInfo, Inc.'s previously filed Registration Statement, File No. 33-34442.

New York, New York
March 24, 1998